UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Glass Houses Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40262	86-1565667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd., Suite 1100

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(972) 850-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	GLHAU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GLHA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50

Shares of Class A common stock underlying redeemable warrants included as part of the units

	GLHAW GLHA	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on March 25, 2021, Glass Houses Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 20,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Glass Houses Sponsor LLC (the “Sponsor”) of an aggregate of 7,200,000 private placement warrants at a price of $1.00 per warrant. The Company had granted the underwriter for the IPO (the “Underwriter”) a 45-day option (the “Over-Allotment Option”) to purchase up to 3,000,000 additional Units (“Option Units”) to cover over-allotments, if any.

On March 30, 2021, the Underwriter exercised the Over-Allotment Option in part and, on April 1, 2021, purchased an aggregate of 2,047,293 Option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $20,472,930. Simultaneously with the closing of the Over-Allotment Option, the Company sold an additional 409,459 private placement warrants to the Sponsor at a price of $1.00 per warrant, generating gross proceeds of $409,459. Following the closing of the Over-Allotment Option, an aggregate amount of $220,472,930 has been placed in the Company’s trust account established in connection with the IPO.

An audited balance sheet as of March 25, 2021 reflecting receipt of the net proceeds from the IPO and the private placement on March 25, 2021, but not the proceeds from the sale of the Option Units nor the private placement on April 1, 2021, had been prepared by the Company and previously filed on a Current Report on Form 8-K on March 31, 2021. The Company’s unaudited pro forma balance sheet as of March 25, 2021, reflecting receipt of the proceeds from the sale of the Option Units and the additional private placement warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited Pro Forma Balance Sheet as of March 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2021

GLASS HOUSES ACQUISITION CORP.

By:	/s/ Tonya Clark
Name:	Tonya Clark
Title:	Chief Financial Officer

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